MORGAN STANLEY DEAN WITTER JAPAN FUND             TWO WORLD TRADE CENTER,
LETTER TO THE SHAREHOLDERS NOVEMBER 30, 1998      NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:

For the period under review, Japan experienced some positive political and fiscal developments that the Fund's new sub-advisor, Morgan Stanley Dean Witter Investment Management Inc., believes could ultimately put the Japanese economy back on the road to recovery. The portfolio manager continues to maintain an investment strategy that favors the highest quality Japanese companies for your Fund's portfolio.

PERFORMANCE REVIEW

During the six-month period ended November 30, 1998, Morgan Stanley Dean Witter Japan Fund's Class B shares produced a total return of 7.20 percent. During the same period, the Morgan Stanley Capital International (MSCI) Japan Index and the Lipper Japanese Funds Average returned 4.90 percent and 3.75 percent, respectively. The Fund's Class A, C and D shares returned 7.59 percent, 7.04 percent and 8.04 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses.

ECONOMIC OVERVIEW

In the political arena, the Liberal Democratic Party (LDP) formed a coalition with the Japan Liberal Party in November. The leader of the Liberal Party, Mr. Ozawa, is a champion of radical reform, including smaller government and tax cuts. The Fund's sub-advisor believes that if allowed to implement the dramatic changes in Japan he has been actively promoting, Mr. Ozawa could prove a meaningful catalyst for major reform.

Investors must be mindful, however, that it is yet a long way to the finish line for a major overhaul of Japan's highly bureaucratic and established system. In addition, while Mr. Ozawa is acknowledged to be extremely capable, he has numerous enemies among the LDP who may stall his efforts. What's more, the 24 trillion yen stimulus package announced on November 16 did not contain any unexpected new programs such as large fundamental reductions in personal and corporate taxes, tax-deductible mortgage payments or termination of the consumption tax.

MORGAN STANLEY DEAN WITTER JAPAN FUND
LETTER TO THE SHAREHOLDERS NOVEMBER 30, 1998, CONTINUED

Prudent caution aside, the Japanese bank rescue package announced in September, coupled with the optimism for a stronger, more powerful leadership surrounding the LDP-Liberal Party alliance, lead us to expect some reasonable upside potential for the Japanese equity market going into 1999. Volume has been thin, domestic institutional cross-holding selling appears to have peaked in September (until the March 1999 fiscal year end) and foreign investors are increasing weightings for Japan from a very underweighted position.

PORTFOLIO REVIEW

As a result of lingering uncertainties, the Fund's portfolio continues to be concentrated on companies that have high-quality balance sheets and are potential beneficiaries of both a domestic economic upturn and the international economic exposure they have. Sectors such as electronics, machinery and pharmaceuticals meet the need for domestic and international economic sensitivity criteria, while the Fund's holdings in select housing, chemical, retail and nonbank financials meet the criteria for quality domestic economically sensitive issues. The Fund has avoided construction, brokerage and utilities issues because of their lack of exposure and unattractive relative valuations. Key holdings as of November 30, 1998, included such household names as Nintendo, Sony, Canon and Fuji Film.

LOOKING AHEAD

In conclusion, the Fund's sub-advisor believes that the Japanese stock market may likely trend higher. This said, it is important to note that it does not believe that a dramatic structural change has yet occurred in Japan, nor that its policy makers have found the right prescription for meaningfully reviving the economy. Thus, the Fund's portfolio manager maintains that only the highest quality companies currently merit investment until more supply-side measures, including better efficiency of public spending, has firmly been adopted by the Japanese government.

In this current market environment, we believe that the Fund's portfolio is well positioned to participate in any rallies over the next several months as the Japanese authorities continue to seriously address the problems of the nation's stalled economy.

NEW SUB-ADVISOR APPROVED

During the period under review, the Fund's Board of Directors approved the selection of Morgan Stanley Dean Witter Investment Management Inc. (at that time Morgan Stanley Asset Management

MORGAN STANLEY DEAN WITTER JAPAN FUND
LETTER TO THE SHAREHOLDERS NOVEMBER 30, 1998, CONTINUED

Inc.), an affiliate of Morgan Stanley Dean Witter Advisors Inc., to act as sub-advisor to the Fund. The new sub-advisory agreement was approved by shareholders at a special meeting held on August 18, 1998, and took effect on October 1, 1998. The results of the vote were as follows:

For...............................................  8,541,334
Against...........................................  337,496
Abstain...........................................  1,147,359

Morgan Stanley Dean Witter Investment Management, like Morgan Stanley Dean Witter Advisors, is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of three primary businesses -- securities, asset management and credit services. The firm serves in various portfolio management and similar capacities to investment companies and pension plans as well as other institutional and individual investors. Morgan Stanley Dean Witter Investment Management replaces Morgan Grenfell Investment Services Limited as the Fund's sub-advisor and will provide the Fund with investment advice and portfolio management relating to the Fund's investments, subject to the overall supervision of Morgan Stanley Dean Witter Advisors, the Fund's Investment Manager.

We appreciate your continued support of Morgan Stanley Dean Witter Japan Fund and look forward to serving your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER JAPAN FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1998 (UNAUDITED)

 NUMBER
   OF
 SHARES                                                VALUE
----------------------------------------------------------------
          COMMON STOCKS (95.7%)
          BUILDING PRODUCTS (0.7%)
200,000   Sanwa Shutter Corp......................  $    911,084
                                                    ------------
          CONSUMER ELECTRONICS/APPLIANCES (4.8%)
 49,000   Aiwa Co., Ltd...........................     1,424,442
 69,500   Sony Corp...............................     5,084,815
                                                    ------------
                                                       6,509,257
                                                    ------------
          CONSUMER SPECIALTIES (1.4%)
250,000   Casio Computers Co., Ltd................     1,932,603
                                                    ------------
          DIVERSIFIED ELECTRONIC PRODUCTS (7.9%)
 53,000   Kyocera Corp............................     2,500,447
272,000   Matsushita Electric Industrial Co.,
            Ltd...................................     4,373,203
700,000   Toshiba Corp............................     3,922,046
                                                    ------------
                                                      10,795,696
                                                    ------------
          E.D.P. PERIPHERALS (2.6%)
180,000   Mitsumi Electric Co., Ltd...............     3,580,999
                                                    ------------
          ELECTRICAL PRODUCTS (2.5%)
497,000   Furukawa Electric Co....................     1,674,827
167,000   Sumitomo Electric Industries............     1,817,134
                                                    ------------
                                                       3,491,961
                                                    ------------
          ELECTRONIC COMPONENTS (5.0%)
 78,000   Murata Manufacturing Co., Ltd...........     3,052,862
 45,000   TDK Corp................................     3,730,816
                                                    ------------
                                                       6,783,678
                                                    ------------
          ELECTRONIC DATA PROCESSING (5.8%)
350,000   Fujitsu, Ltd............................     4,041,413
650,000   Hitachi Ltd.............................     3,911,084
                                                    ------------
                                                       7,952,497
                                                    ------------
          ELECTRONIC DISTRIBUTORS (0.5%)
 40,000   Ryosan Co., Ltd.........................       664,231
                                                    ------------
          ELECTRONIC PRODUCTION EQUIPMENT (3.6%)
500,000   NEC Corp................................     4,254,974
 19,000   Tokyo Electron Ltd......................       709,704
                                                    ------------
                                                       4,964,678
                                                    ------------
          ENGINEERING & CONSTRUCTION (0.7%)
 73,000   Kinden Corp.............................       969,184
                                                    ------------
          FINANCIAL SERVICES (1.4%)
100,000   Hitachi Credit Corp.....................     1,863,581
                                                    ------------
          FOOD CHAINS (1.5%)
 41,900   Family Mart Co., Ltd....................     2,031,206
                                                    ------------

 NUMBER
   OF
 SHARES                                                VALUE
----------------------------------------------------------------
          HOME BUILDING (1.8%)
250,000   Sekisui Chemical Co.....................  $  1,522,533
100,000   Sekisui House Ltd.......................       972,797
                                                    ------------
                                                       2,495,330
                                                    ------------
          INDUSTRIAL MACHINERY/
          COMPONENTS (7.4%)
130,000   Amada Co., Ltd..........................       649,208
 89,000   Asahi Diamond Industries Co., Ltd.......       399,651
300,000   Daifuku Co., Ltd........................     1,534,714
200,000   Daikin Industries, Ltd..................     1,753,959
110,000   Fuji Machine Manufacturing Co., Ltd.....     3,465,692
210,000   Minebea Co., Ltd........................     2,256,029
 50,000   Tsubakimoto Chain Co....................       113,276
                                                    ------------
                                                      10,172,529
                                                    ------------
          INDUSTRIAL SPECIALTIES (1.0%)
200,000   Fujitec Co., Ltd........................     1,429,151
                                                    ------------
          MACHINERY - DIVERSIFIED (1.6%)
600,000   Mitsubishi Heavy Industries Ltd.........     2,246,041
                                                    ------------
          MOTOR VEHICLES (4.6%)
 39,000   Honda Motor Co..........................     1,399,756
850,000   Nissan Motor Co., Ltd...................     2,622,818
 90,000   Toyota Motor Corp.......................     2,280,146
                                                    ------------
                                                       6,302,720
                                                    ------------
          OFFICE EQUIPMENT/SUPPLIES (7.3%)
244,000   Canon, Inc..............................     5,389,200
 60,000   Lintec Corp.............................       472,594
427,000   Ricoh Co., Ltd..........................     4,108,770
                                                    ------------
                                                       9,970,564
                                                    ------------
          OTHER PHARMACEUTICALS (6.8%)
 50,000   Ono Pharmaceutical Co...................     1,388,551
180,000   Sankyo Co., Ltd.........................     4,092,570
130,000   Yamanouchi Pharmaceutical Co., Ltd......     3,800,244
                                                    ------------
                                                       9,281,365
                                                    ------------
          OTHER TELECOMMUNICATIONS (5.4%)
    645   Nippon Telegraph & Telephone Corp.......     4,818,514
    580   NTT Data Corp...........................     2,533,821
                                                    ------------
                                                       7,352,335
                                                    ------------
          PHOTOGRAPHIC PRODUCTS (3.1%)
114,000   Fuji Photo Film Co......................     4,258,222
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED

 NUMBER
   OF
 SHARES                                                VALUE
----------------------------------------------------------------
          POLLUTION CONTROL EQUIPMENT (0.8%)
 80,000   Kurita Water Industries Ltd.............  $  1,104,344
                                                    ------------
          PRECISION INSTRUMENTS (1.2%)
 15,000   Keyence Corp............................     1,693,057
                                                    ------------
          PRINTING FORMS (0.8%)
 80,000   Dai Nippon Printing Co., Ltd............     1,159,562
                                                    ------------
          PROPERTY - CASUALTY INSURANCE (0.8%)
188,000   Sumitomo Marine & Fire Insurance Co.,
            Ltd...................................     1,122,046
                                                    ------------
          REAL ESTATE (1.4%)
202,000   Mitsubishi Estate Co., Ltd..............     1,928,965
                                                    ------------
          RECREATIONAL PRODUCTS/TOYS (5.2%)
 59,000   Nintendo Co., Ltd.......................     5,466,423
150,000   Yamaha Corp.............................     1,657,734
                                                    ------------
                                                       7,124,157
                                                    ------------
          SEMICONDUCTORS (3.6%)
 58,000   Rohm Co., Ltd...........................     4,898,092
                                                    ------------
          SPECIALTY CHEMICALS (4.5%)
560,000   Daicel Chemical Industries, Ltd.........     1,386,927
300,000   Kaneka Corp.............................     2,148,599
700,000   Mitsubishi Chemical Corp................     1,307,349
120,000   NIFCO Inc...............................       959,805
 60,000   Shin-Etsu Polymer Co., Ltd..............       302,071
                                                    ------------
                                                       6,104,751
                                                    ------------

                                                       VALUE
----------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $124,781,217) (A)........................................................   95.7 % $ 131,093,886

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    4.3       5,873,699
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 136,967,585
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $12,108,724 and the aggregate gross unrealized depreciation is $5,796,055, resulting in net unrealized appreciation of $6,312,669.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT NOVEMBER 30, 1998:

                     IN
 CONTRACTS TO     EXCHANGE   DELIVERY  UNREALIZED
    DELIVER         FOR        DATE    APPRECIATION
--------------------------------------------------
JPY  485,126,712 $3,943,158  12/01/98  $    3,842
      JPY
 6,250,000,000   $53,755,117 01/21/99   2,594,858
                                       -----------
Total unrealized appreciation........  $2,598,700
                                       -----------
                                       -----------

CURRENCY ABBREVIATION:
JPY    Japanese Yen.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $124,781,217)..............................................................  $131,093,886
Unrealized appreciation on open forward foreign currency contracts............................     2,598,700
Foreign currency..............................................................................     3,939,316
Receivable for:
    Investments sold..........................................................................     1,309,134
    Shares of beneficial interest sold........................................................       466,007
    Dividends.................................................................................       260,500
Deferred organizational expenses..............................................................        96,299
Prepaid expenses and other assets.............................................................       100,088
                                                                                                ------------
     TOTAL ASSETS.............................................................................   139,863,930
                                                                                                ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.................................................       789,892
    Plan of distribution fee..................................................................       110,190
    Investment management fee.................................................................       107,234
Payable to bank...............................................................................     1,840,953
Accrued expenses and other payables...........................................................        48,076
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     2,896,345
                                                                                                ------------
     NET ASSETS...............................................................................  $136,967,585
                                                                                                ------------
                                                                                                ------------
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $212,494,904
Net unrealized appreciation...................................................................     8,918,842
Net investment loss...........................................................................      (680,452)
Accumulated net realized loss.................................................................   (83,765,709)
                                                                                                ------------
     NET ASSETS...............................................................................  $136,967,585
                                                                                                ------------
                                                                                                ------------
CLASS A SHARES:
Net Assets....................................................................................      $889,973
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       123,145
     NET ASSET VALUE PER SHARE................................................................         $7.23
                                                                                                ------------
                                                                                                ------------
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)........................................         $7.63
                                                                                                ------------
                                                                                                ------------
CLASS B SHARES:
Net Assets....................................................................................  $130,890,949
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    18,315,304
     NET ASSET VALUE PER SHARE................................................................         $7.15
                                                                                                ------------
                                                                                                ------------
CLASS C SHARES:
Net Assets....................................................................................    $3,676,134
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       514,040
     NET ASSET VALUE PER SHARE................................................................         $7.15
                                                                                                ------------
                                                                                                ------------
CLASS D SHARES:
Net Assets....................................................................................    $1,510,529
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       208,142
     NET ASSET VALUE PER SHARE................................................................         $7.26
                                                                                                ------------
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)

NET INVESTMENT LOSS:

INCOME
Dividends (net of $26,749 foreign withholding tax).............................................  $   151,577
Interest.......................................................................................      117,667
                                                                                                 -----------

     TOTAL INCOME..............................................................................      269,244
                                                                                                 -----------

EXPENSES
Investment management fee......................................................................      591,925
Plan of distribution fee (Class A shares)......................................................          911
Plan of distribution fee (Class B shares)......................................................      581,812
Plan of distribution fee (Class C shares)......................................................       10,747
Transfer agent fees and expenses...............................................................      220,242
Registration fees..............................................................................       44,728
Custodian fees.................................................................................       42,470
Professional fees..............................................................................       24,127
Organizational expenses........................................................................       20,074
Shareholder reports and notices................................................................        8,885
Trustees' fees and expenses....................................................................        5,990
Other..........................................................................................        9,573
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    1,561,484
                                                                                                 -----------

     NET INVESTMENT LOSS.......................................................................   (1,292,240)
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/loss on:
    Investments................................................................................  (39,423,202)
    Foreign exchange transactions..............................................................    5,551,321
                                                                                                 -----------

     NET LOSS..................................................................................  (33,871,881)
                                                                                                 -----------
Net change in unrealized appreciation/depreciation on:
    Investments................................................................................   42,739,083
    Translation of forward foreign currency contracts, other assets and liabilities denominated
      in foreign currencies....................................................................    2,648,239
                                                                                                 -----------

     NET APPRECIATION..........................................................................   45,387,322
                                                                                                 -----------

     NET GAIN..................................................................................   11,515,441
                                                                                                 -----------

NET INCREASE...................................................................................  $10,223,201
                                                                                                 -----------
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                FOR THE YEAR
                                                                                FOR THE SIX        ENDED
                                                                               MONTHS ENDED       MAY 31,
                                                                             NOVEMBER 30, 1998     1998*
------------------------------------------------------------------------------------------------------------
                                                                                (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss........................................................  $     (1,292,240 ) $ (2,943,073)
Net realized loss..........................................................       (33,871,881 )  (28,408,746)
Net change in unrealized depreciation......................................        45,387,322    (21,344,171)
                                                                             -----------------  ------------

     NET INCREASE (DECREASE)...............................................        10,223,201    (52,695,990)
Net decrease from transactions in shares of beneficial interest............          (755,126 )  (59,523,451)
                                                                             -----------------  ------------

     NET INCREASE (DECREASE)...............................................         9,468,075   (112,219,441)

NET ASSETS:
Beginning of period........................................................       127,499,510    239,718,951
                                                                             -----------------  ------------

     END OF PERIOD
    (INCLUDING A NET INVESTMENT LOSS OF $680,452 AND UNDISTRIBUTED NET
    INVESTMENT INCOME OF $611,788, RESPECTIVELY)...........................  $    136,967,585   $127,499,510
                                                                             -----------------  ------------
                                                                             -----------------  ------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Japan Fund (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to meet its investment objective by investing primarily in securities of issuers located in Japan. The Fund was organized as a Massachusetts business trust on January 22, 1996 and commenced operations on April 26, 1996. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), or Morgan Stanley Dean Witter Investment Management Inc. (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED

similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. OPTION ACCOUNTING PRINCIPLES -- When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently market-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost for the security purchased upon exercise will be increased by the premium originally paid.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED

included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $200,000 and was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.95% to the net assets of the Fund determined as of the close of each business day. Prior to October 1, 1998, the annual rate was equal to 1.0%.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for the services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

Prior to October 1, 1998, Morgan Grenfell Investment Services Limited served as the Fund's sub-advisor, providing identical services and receiving compensation at the same rate as the current Sub-Advisor.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED

Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $16,525,722 at November 30, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended November 30, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended November 30, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $241,890 and $2,312, respectively and received $5,267 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 1998 aggregated $79,430,780 and $73,564,983, respectively.

For the six months ended November 30, 1998, the Fund incurred $31,207 in brokerage commissions with Morgan Stanley & Co., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $200.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE SIX
                                                                           MONTHS ENDED
                                                                        NOVEMBER 30, 1998                FOR THE YEAR
                                                                   ----------------------------             ENDED
                                                                                                        MAY 31, 1998*
                                                                           (UNAUDITED)            --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES
Sold.............................................................    2,742,567   $   17,921,322     1,653,350   $ 11,512,949
Redeemed.........................................................   (2,638,197)     (17,799,048)   (1,634,575)   (11,582,196)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease) - Class A................................      104,370          122,274        18,775        (69,247)
                                                                   -----------   --------------   -----------   ------------

CLASS B SHARES
Sold.............................................................   10,599,918       71,366,355     8,327,661     65,197,758
Redeemed.........................................................  (11,028,028)     (74,345,512)  (16,855,398)  (127,207,599)
                                                                   -----------   --------------   -----------   ------------
Net decrease - Class B...........................................     (428,110)      (2,979,157)   (8,527,737)   (62,009,841)
                                                                   -----------   --------------   -----------   ------------

CLASS C SHARES
Sold.............................................................      426,692        2,870,427       272,435      1,993,277
Redeemed.........................................................     (172,956)      (1,145,635)      (12,131)       (85,899)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................      253,736        1,724,792       260,304      1,907,378
                                                                   -----------   --------------   -----------   ------------

CLASS D SHARES
Sold.............................................................    2,114,244       14,410,749       143,074        983,689
Redeemed.........................................................   (1,999,522)     (14,033,784)      (49,654)      (335,430)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class D...........................................      114,722          376,965        93,420        648,259
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease) in Fund..................................       44,718   $     (755,126)   (8,155,238)  $(59,523,451)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

---------------------

 * For Class A, C and D shares, for the period July 28, 1997 (issue date) through May 31, 1998.

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED

6. FEDERAL INCOME TAX STATUS

At May 31, 1998, the Fund had a net capital loss carryover of approximately $29,365,000 of which $448,000 which will be available through May 31, 2005 and $28,917,000 will be available through May 31, 2006 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $19,268,000 during fiscal 1998.

As of May 31, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At November 30, 1998, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and manage foreign currency exposure.

At November 30, 1998, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

MORGAN STANLEY DEAN WITTER JAPAN FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                   FOR THE                           FOR THE
                     SIX                              PERIOD
                    MONTHS     FOR THE    FOR THE   APRIL 26,
                    ENDED       YEAR       YEAR       1996*
                   NOVEMBER     ENDED      ENDED     THROUGH
                  30, 1998++   MAY 31,    MAY 31,    MAY 31,
                  (UNAUDITED) 1998**++     1997        1996
--------------------------------------------------------------

CLASS B SHARES

SELECTED PER
SHARE DATA:

Net asset value,
 beginning of
 period.......... $    6.67   $   8.79   $   9.61   $   10.00
                  ----------  ---------  ---------  ----------

Income (loss)
 from investment
 operations:
   Net investment
   loss..........     (0.07)     (0.13)     (0.16)     --
   Net realized
   and unrealized
   gain (loss)...      0.55      (1.99)     (0.66)      (0.39)
                  ----------  ---------  ---------  ----------

Total income
 (loss) from
 investment
 operations......      0.48      (2.12)     (0.82)      (0.39)
                  ----------  ---------  ---------  ----------

Net asset value,
 end of period... $    7.15   $   6.67   $   8.79   $    9.61
                  ----------  ---------  ---------  ----------
                  ----------  ---------  ---------  ----------

TOTAL RETURN+....      7.20%(1)   (24.12)%    (8.53)%     (3.90)%(1)

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........      2.61%(2)(3)     2.48%     2.43%      2.84%(2)

Net investment
 loss............     (2.16)    (3)    (1.62)%    (1.77)%     (0.52)%(2)

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 thousands.......  $130,891   $125,008   $239,719    $273,544

Portfolio
 turnover rate...        65%(1)        7%       25%    --

---------------------

 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                        FOR THE     FOR THE
                                                                          SIX        PERIOD
                                                                         MONTHS     JULY 28,
                                                                         ENDED       1997*
                                                                        NOVEMBER    THROUGH
                                                                        30, 1998    MAY 31,
                                                                       (UNAUDITED)    1998
---------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period.................................. $    6.72   $    9.16
                                                                       ----------  ----------
Income (loss) from investment operations:
   Net investment income (loss).......................................     (0.03)       0.05
   Net realized and unrealized gain (loss)............................      0.54       (2.49)
                                                                       ----------  ----------
Total income (loss) from investment operations........................      0.51       (2.44)
                                                                       ----------  ----------
Net asset value, end of period........................................ $    7.23   $    6.72
                                                                       ----------  ----------
                                                                       ----------  ----------
TOTAL RETURN+.........................................................      7.59%(1)    (26.64)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................      1.86%(2)(3)      1.83%(2)
Net investment income (loss)..........................................     (1.41)    (3)      0.75%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $890   $     126
Portfolio turnover rate...............................................        65%(1)         7%

CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period.................................. $    6.68   $    9.16
                                                                       ----------  ----------
Income (loss) from investment operations:
   Net investment loss................................................     (0.07)      (0.07)
   Net realized and unrealized gain (loss)............................      0.54       (2.41)
                                                                       ----------  ----------
Total income (loss) from investment operations........................      0.47       (2.48)
                                                                       ----------  ----------
Net asset value, end of period........................................ $    7.15   $    6.68
                                                                       ----------  ----------
                                                                       ----------  ----------
TOTAL RETURN+.........................................................      7.04%(1)    (27.07)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................      2.61%(2)(3)      2.52%(2)
Net investment loss...................................................     (2.16)    (3)     (1.21)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................    $3,676      $1,738
Portfolio turnover rate...............................................        65%(1)         7%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                        FOR THE     FOR THE
                                                                          SIX        PERIOD
                                                                         MONTHS     JULY 28,
                                                                         ENDED       1997*
                                                                        NOVEMBER    THROUGH
                                                                        30, 1998    MAY 31,
                                                                       (UNAUDITED)    1998
---------------------------------------------------------------------------------------------

CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period.................................. $    6.72   $    9.16
                                                                       ----------  ----------

Income (loss) from investment operations:
   Net investment loss................................................     (0.03)      (0.01)
   Net realized and unrealized gain (loss)............................      0.57       (2.43)
                                                                       ----------  ----------

Total income (loss) from investment operations........................      0.54       (2.44)
                                                                       ----------  ----------

Net asset value, end of period........................................ $    7.26   $    6.72
                                                                       ----------  ----------
                                                                       ----------  ----------

TOTAL RETURN+.........................................................      8.04%(1)    (26.64)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................      1.61%(2)(3)      1.60%(2)

Net investment loss...................................................     (1.16)    (3)     (0.23)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................    $1,511        $628

Portfolio turnover rate...............................................        65%(1)         7%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR

Morgan Stanley Dean Witter Investment Management Inc.



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



MORGAN STANLEY
DEAN WITTER
JAPAN FUND



SEMIANNUAL REPORT
NOVEMBER 30, 1998